UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2003

AUBURN NATIONAL BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26486	63-0885779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama 36831-3110

(Addresses of Principal Executive Offices, including Zip Code)

(334) 821-9200

(Registrant’s Telephone Number, including Area Code)

Item 5. Other Events and Required FD Disclosure.

On November 17, 2003, Auburn National Bancorporation, Inc., a Delaware corporation (the “Registrant”), issued a press release (the “Press Release”) announcing that its Board of Directors has authorized Auburn National Bancorporation, Inc. to repurchase up to an aggregate of $2.0 million of its outstanding shares of common stock in the open market, in negotiated transactions, block purchases, private transactions and otherwise, from time to time, through November 30, 2004. Auburn National Bancorporation, Inc. intends to fund the repurchase of its common stock using a portion of the proceeds from its recent issuance of trust preferred securities.

The Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 5 by reference.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(c) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release, dated November 17, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN NATIONAL BANCORPORATION, INC.

By:	/s/ E.L. SPENCER, JR.

Name: E.L. Spencer, Jr. Title: Chairman of the Board and Chief Executive Officer

Date:	November 17, 2003

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated November 17, 2003.